As filed with the Securities and Exchange Commission on __________, 2012

File Nos.  333-179001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[X] Pre-Effective Amendment No. 2	[ ] Post-Effective Amendment No.

FIRSTHAND FUNDS
(Exact name of Registrant as Specified in Charter)

150 Almaden Boulevard, Suite 1250, San Jose, California 95113
(Address of Principal Executive Offices)

(408) 886-7096
Registrant’s Telephone Number, including Area Code

Kevin M. Landis
Firsthand Capital Management, Inc.
150 Almaden Boulevard, Suite 1250, San Jose, California 95113
(Name and Address of Agent for Service)

Copies of all communications to:
Kelvin K. Leung, Esq.
Firsthand Capital Management, Inc.
150 Almaden Boulevard, Suite 1250, San Jose, California 95113

David A. Hearth, Esq.
Paul Hastings LLP
55 Second Street, 24th Floor, San Francisco, California 94105

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

FIRSTHAND FUNDS
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

Form N-14 Item No.		Prospectus/Proxy Statement Caption

Part A
Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page of Registration Statement; Cross-Reference Sheet; Front Cover Page of Proxy Statement/Prospectus

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Table of Contents

Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary; Appendix C: Expense Summaries of TLF and TOF

Item 4.	Information About the Transaction	Letter to Shareholders; Summary; The Reorganization

Item 5.	Information About the Registrant	Not Applicable

Item 6.	Information About the Company Being Acquired	Summary; Appendix C: Expense Summaries of TLF and TOF; Appendix D: Comparison of Fundamental Policies and Limitations of TLF and TOF

Item 7.	Voting Information	Voting Matters

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

Part B		Statement of Additional Information Caption

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Table of Contents

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Firsthand Funds dated March__, 2012

Item 13.	Additional Information About the Company Being Acquired	Statement of Additional Information of Firsthand Funds dated March __, 2012

Item 14.	Financial Statements	Annual Report of Firsthand Funds for fiscal year ended December 31, 20111; Pro forma financial statement as contained in the Statement of Additional Information of Firsthand Funds dated March __, 2012

Part C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

1
Firsthand Funds’ Annual Report for the fiscal year ended December 31, 2011 is incorporated herein by reference to the Annual Report of the Registrant on Form N-CSR filed March 2, 2011 (File No. 811-08268). The Annual Report will also be delivered to shareholders with the Prospectus/Proxy Statement.

PART A

COMBINED PROXY STATEMENT

AND PROSPECTUS

FIRSTHAND FUNDS
150 Almaden Boulevard, Suite 1250
San Jose, California 95113
Telephone: 1.888.884.2675
March ___, 2012

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY LEADERS FUND:

We are pleased to invite you to a special meeting of shareholders of Firsthand Technology Leaders Fund (“TLF”), a series of Firsthand Funds. The meeting will be held at 2:00 P.M., Pacific Time, on May 22, 2012 at the Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110 (the “Meeting”). The purpose of the Meeting is to obtain TLF shareholder approval for a reorganization of TLF into Firsthand Technology Opportunities Fund (“TOF”), another mutual fund in the Firsthand Funds family (the “Reorganization”). Each of TLF and TOF are called a “Fund” and collectively, the “Funds”.

The investment objective of TLF is identical to that of TOF and the investment risks of TLF are substantially similar to those of TOF.  The principal investment strategies of TLF, however, differ from those of TOF.  Those differences are discussed in more detail in the enclosed Combined Proxy Statement and Prospectus.

The Reorganization will not cause a change to the investment adviser; both Funds are managed by Firsthand Capital Management, Inc. (prior to January 1, 2012, called SiVest Group, Inc.) (the “Adviser”). However, while TLF is currently managed solely by Kevin Landis (TLF was co-managed by Kevin Landis and Nick Schwartzman from April 30, 2010 to December 13, 2011). TOF is co-managed by Kevin Landis and Han Lee.  Nonetheless, the features and services that are available to you today as a TLF shareholder will continue to be available to you as a TOF shareholder after the Reorganization.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Reorganization offers several potential benefits.  First, TLF is a sector fund that invests primarily in securities of large-cap technology companies. Over the past several years, the Adviser’s research shows that small- and mid-cap technology stocks have appreciated far more than their large-cap counterparts, and the Adviser believes the trend may continue.

Secondly, TOF has outperformed TLF over the past 3-, 5-, and 10-year periods. While TLF has outperformed TOF over the past 12 months, that result has been achieved primarily through a high, defensive cash position in TLF, which does not reflect the Fund’s principal investment strategy.

In addition, we expect no increase in expenses borne by TLF shareholders once the Reorganization has been completed. In effecting the Reorganization, it is estimated that the expense ratio for TLF will remain the same at an annual rate of 1.85% of the Fund’s average daily net assets, based on asset levels as of December 31, 2011, assuming that TLF is merged into TOF. The adviser will bear the expenses of the Reorganization. The estimated amount of the reorganization expenses are approximately $65,000.

If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that TLF will be reorganized into TOF on or about May 25, 2012, when TLF shares will be exchanged for Investor Class shares of TOF of equal dollar value.  As a result of the Reorganization you will become a shareholder of TOF and no longer a shareholder of TLF.  The exchange of shares in the Reorganization is expected to be tax-free under federal income tax law.

The formal Notice of Special Meeting, Combined Proxy Statement/Prospectus, and Proxy Ballot are enclosed.  The Reorganization and the reasons for the unanimous recommendation of the Board to approve and recommend the Reorganization are discussed in more detail in the enclosed materials, which you should read carefully.  If you have any questions, please do not hesitate to contact us at the toll-free number listed above.

We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

Sincerely,

KEVIN LANDIS
President and Chairman of the Board of Firsthand Funds

FIRSTHAND FUNDS
150 Almaden Boulevard, Suite 1250
San Jose, California 95113
Telephone:  1.888.884.2675

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF FIRSTHAND TECHNOLOGY LEADERS FUND

To Be Held on May ___, 2012

DEAR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY LEADERS FUND:

PLEASE TAKE NOTE THAT a special meeting of shareholders of Firsthand Technology Leaders Fund, a series of Firsthand Funds, will be held at 2:00 P.M., Pacific Time, on May 22, 2012, at the Hilton San Jose, 300 Almaden Boulevard, San Jose, California 95110, for the purpose of considering and voting upon:

ITEM 1 A proposed Agreement and Plan of Reorganization dated December 12, 2011, that provides for the reorganization of Firsthand Technology Leaders Fund into Firsthand Technology Opportunities Fund, each a series of Firsthand Funds; and

ITEM 2 Such other business as may properly come before the meeting or any adjournment(s).

Item 1 is described in the attached Combined Proxy Statement/Prospectus.

THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on February 29, 2012 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF FIRSTHAND FUNDS.  THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.  SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES:  (1) BY TELEPHONE OR (2) ONLINE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO FIRSTHAND FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY BALLOT OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees,

KEVIN LANDIS
President and Chairman of the Board of Firsthand Funds
March __, 2012

COMBINED PROXY STATEMENT/PROSPECTUS
Dated March, 2012

FIRSTHAND FUNDS
150 Almaden Boulevard, Suite 1250
San Jose, California 95113
Telephone:  1.888.884.2675

For ease of reading, certain terms or names that are used in this Proxy/Prospectus have been shortened or abbreviated.  A list of these terms and their corresponding full names or definitions can be found at the end of this Proxy/Prospectus in Appendix A.  A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy/Prospectus.

This Proxy/Prospectus, which should be retained for future reference, sets forth concisely the information about the proposed Reorganization of Firsthand Technology Leaders Fund (“TLF”) into Firsthand Technology Opportunities Fund (“TOF” and, together with TLF, the “Funds”) and the information about TOF that a shareholder of TLF should know before deciding how to vote.  It is both a proxy statement for the Meeting and a prospectus offering shares in TOF.

Additional information about the Funds is available in their combined prospectus, combined statement of additional information (or SAI), and combined annual and semi-annual reports to shareholders.  The information contained in the prospectus for TLF and TOF is legally deemed to be part of this Proxy/Prospectus and is incorporated by reference.  The Funds’ combined prospectus dated April 30, 2011, annual report to shareholders for the fiscal year ended December 31, 2011, and semi-annual report to shareholders for the fiscal period ended June 30, 2011, have previously been mailed to shareholders.  The SAI relating to this Proxy/Prospectus also is incorporated by reference and is dated March ___, 2012.  Additional copies of any of these documents are available without charge by writing to the address given above or by calling 1.888.884.2675.  These documents also are available on the SEC website at www.sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY/PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Meeting has been called for TLF shareholders to consider a Reorganization Agreement dated December 12, 2011 that provides for the reorganization of TLF into TOF (the “Reorganization Agreement”).  It is expected that this Proxy/Prospectus will be mailed to shareholders on or about March ___, 2012.  At the Meeting, shareholders will be asked to approve the Reorganization Agreement.

TABLE OF CONTENTS
Page No.
LETTER TO SHAREHOLDERS	1
SUMMARY	5
Overview of the Reorganization Agreement	5
Overview of Investment Objectives and Principal Investment Strategies	5
Overview of Service Providers	5
Overview of Purchase, Redemption, Distribution, Exchange, and Other Procedures	5
Fee Table	6
Federal Income Tax Consequences	6
Principal Risk Factors	6
THE REORGANIZATION	7
Description of the Reorganization Agreement	7
Reasons for the Reorganization and Other Considerations	7
Board Considerations	8
Comparison of Investment Management, Investment Objectives, and Principal Investment Strategies	8
Comparison of Investment Policies and Restrictions	9
Comparison of Form of Business Organization	9
Comparison of Advisory and Other Service Arrangements and Fees	10
Investment Advisory Services and Fees	10
Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services	10
Material Federal Income Tax Consequences	10
Capitalization	12
VOTING MATTERS	12
General Information	12
Quorum	12
Shareholder Approval	13
Principal Shareholders	13
Annual Meetings and Shareholder Meetings	13
ADDITIONAL INFORMATION ABOUT THE TRUST	14
Financial Statements	14
Other Business	14
Shareholder Inquiries	14

SUMMARY

The following is an overview of certain information relating to the proposed Reorganization.  More complete information is contained throughout the Proxy/Prospectus and its Appendices.

Overview of the Reorganization Agreement

The document that governs the Reorganization is the Reorganization Agreement.  The Reorganization Agreement provides for:  (i) the transfer of all of the assets and liabilities of TLF to TOF in exchange for shares of equal value of the same class (Investor Class) of TOF; and (ii) the distribution of TOF shares to TLF shareholders in liquidation of TLF.  The Reorganization is subject to a number of conditions, including approval by shareholders of TLF.

As a result of the Reorganization, TLF’s shareholders will become shareholders of TOF and will hold, immediately after the Reorganization, TOF shares having a total dollar value equal to the total dollar value of the shares of TLF that the shareholder held immediately before the Reorganization.  If approved, the Reorganization is expected to occur on or about May 25, 2012.  The exchange of TLF shares for TOF shares in the Reorganization is expected to be tax-free under federal income tax law and TLF shareholders will not pay any sales charge or sales load on the exchange.  Furthermore, Firsthand Capital Management, Inc. (prior to January 1, 2012 called “SiVest Group, Inc.”) (the “Adviser” or “FCM”) has agreed to bear all customary expenses of the Reorganization.  The estimated amount of the expenses for the Reorganization are approximately $65,000 and no material brokerage expenses are expected as a result of the Reorganization. Therefore, neither of the Funds, or their respective shareholders, is expected to bear those expenses.  The Funds, however, ordinarily bear certain expenses such as brokerage commissions and other transaction charges, as well as interest on borrowed money, and will bear these expenses and any extraordinary expenses that may be associated with the Reorganization.

For more information about the Reorganization and the Reorganization Agreement, see “The Reorganization – Description of the Reorganization Agreement.”

Overview of Investment Objectives and Principal Investment Strategies

The investment objectives of TLF and TOF are identical.  The principal investment strategies of TLF and TOF, however, are somewhat different.  TLF and TOF, under normal circumstances, invest at least 80% of their assets in high-technology companies. While TLF tends to invest in companies that the Adviser believes hold dominant competitive positions in high-growth industries, TOF tends to focus on high-technology companies and markets that the Adviser believes hold the most growth potential within the technology sector.  Both of the Funds may invest in companies of any size.  For additional information about the similarities and differences between the principal investment strategies of TLF and TOF, see “The Reorganization – Comparison of Investment Management, Investment Objectives and Principal Investment Strategies.”

Overview of Service Providers

TLF and TOF have the same service providers, including FCM as investment adviser and administrator.  Please see the discussion under “The Reorganization – Comparison of Advisory and Other Service Arrangements and Fees.”

Overview of Purchase, Redemption, Distribution, Exchange, and Other Procedures

The purchase, redemption, distribution, exchange, and other policies and procedures of TOF are identical to those of TLF.  For more information concerning these policies and procedures, see “The Reorganization – Comparison of Purchase, Redemption, Distribution, and Exchange Policies and other Shareholder Transactions and Services.”

Fee Table

The following tables describe the fees and expenses associated with holding TLF and TOF shares.  In particular, the tables (a) compare the fees and expenses as of December 31, 2011, for TLF (which has only one class of shares – Investor Class) and Investor Class shares of TOF, and (b) show the estimated fees and expenses for TOF on a pro forma basis after giving effect to the Reorganization.

The Fund operating expense levels shown in this Proxy/Prospectus assume net asset levels as of December 31, 2011.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

Investor Class Shares

	Firsthand Technology OpportunitiesFund	Firsthand Technology Leaders Fund	Pro Forma Firsthand Technology Opportunities Fund
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price	none	none	none
Maximum deferred sales charge (load) as a % of the lower of the original purchase price or net asset value	none	none	none
Redemption Fee	none	none	none

Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
Management fees	1.40%	1.40%	1.40%
Distribution (12b-1) and shareholder servicing fees	none	none	none
Other expenses	0.45%	0.45%	0.45%
Total annual Fund operating expenses	1.85%*	1.85%*	1.85%*

Example
This example is intended to help you compare the cost of investing in TOF and TLF with the cost of investing in other mutual funds.  This example assumes:  You invest $10,000 in the Investor Class Shares of a Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund; your investment has a 5% return each year; and the Fund’s operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Firsthand Technology Leaders Fund	$188	$582	$1,001	$2,169
Firsthand Technology Opportunities Fund	$188	$582	$1,001	$2,169
Pro Forma Firsthand Technology Opportunities Fund	$188	$582	$1,001	$2,169

* In the Advisory Agreements, FCM agreed to reduce its fees and/or make expense reimbursements so that each Fund’s total annual operating expenses are limited to 1.85% of the Fund’s average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

Federal Income Tax Consequences

The Reorganization generally is not expected to result in the recognition of gain or loss, for federal income tax purposes, by TLF or TOF, or their respective shareholders.  However, the use of TLF’s capital loss carryforwards and losses realized upon the sale of TLF assets against future capital gains may be substantially reduced or even eliminated as a result of the Reorganization.  See “The Reorganization – Material Federal Income Tax Consequences” for additional information.  Since its inception, each of TLF and TOF believes it has qualified as a “regulated investment company” under the Code.  Accordingly, each of TLF and TOF believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and gains distributed to shareholders.

Principal Risk Factors

The following principal investment risks are relevant to an investment in TOF:

•
Stock market risk – The return on and value of an investment in TOF will fluctuate in response to stock market movements.  Therefore, the most significant risk of investing in TOF is that a shareholder may lose money.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of the Adviser.  There is a risk that the value of these investments will not rise as expected, or will fall, thereby causing you to lose money.

•
Non-diversification risk – TOF is a non-diversified fund.  Therefore, it invests in a smaller number of companies than a diversified fund.  A significant change in the value of one company will, therefore, have a greater impact on TOF than it would if TOF diversified its investments.  It therefore exposes shareholders to greater-than-average financial and market risk.

•
Small-capitalization companies risk – TOF may invest a substantial portion of its assets in small-capitalization companies, which are subject to wider price fluctuations due to factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency.  To make a large sale of securities of smaller companies that trade in limited volumes, TOF may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

•
Technology investment risk – TOF concentrates its investments in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete, In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•
Foreign securities risk – TOF may invest a substantial portion of its assets in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: Foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly-available information about foreign issuers than about U.S. companies; foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to the Fund’s shareholders; foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with the fluctuations in currency values, which may decline against the U.S. dollar. The Fund is permitted to hedge that currency risk, but it normally does not intend to do so. Although the Fund generally will invest only in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund. Neither fund has a limit on  its investments in foreign securities.

•
Emerging Markets Risk – TOF may invest a substantial portion of its assets in foreign securities of issuers in countries with emerging securities markets. Investments in such emerging securities markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs. Neither fund has a limit on emerging market investments.

•
Loss of Tax Benefits Risk - As of December 31, 2011, TLF had accumulated capital loss carryforwards of $38,244,627. TOF’s ability to use these losses and any additional losses of TLF between January 1, 2012, and the Reorganization (in the case of unrealized losses, once such losses are realized in TOF’s hands) to offset its future capital gains will be significantly limited.  While the ability of TOF to absorb TLF’s realized capital loss carryforwards and unrealized capital losses in the future depends upon a variety of factors that cannot be known in advance, it is expected that substantially all of such losses will become permanently unavailable for use by TOF.  Furthermore, the losses of TLF that remain available to TOF will offset capital gains after the Reorganization and thus reduce taxable distributions to a broader group of shareholders than would have been the case absent the Reorganization.  Therefore, you may pay more taxes, or pay taxes sooner, than you otherwise would if the Reorganization did not occur.

Comparison to TLF:  The investment risks of TLF and TOF are substantially similar.

THE REORGANIZATION

Description of the Reorganization Agreement

As noted in the Summary, the Reorganization Agreement is the governing document of the Reorganization.  Among other things, the Reorganization Agreement provides for:  (i) the transfer of all of the assets and liabilities of TLF to TOF in exchange for shares of equal value of the same class (Investor Class) of TOF and (ii) the distribution of Investor Class shares of TOF to TLF’s shareholders in liquidation of TLF.  The Reorganization Agreement also sets forth representations and warranties of the parties, describes the mechanics of the transaction, and includes a number of conditions to the completion of the Reorganization, such as the requirement that the Trust has received an opinion from Paul Hastings LLP, counsel to the Trust, that the exchange of shares contemplated under the Reorganization will be tax-free under federal income tax law.

The Reorganization Agreement provides that the Reorganization may be terminated by either party before the Effective Time of the Reorganization (which is defined as the day following the Closing of the Reorganization) if certain conditions are not satisfied or at any time prior to the Effective Time of the Reorganization by resolution of the Board of Trustees.  At any time before or (to the extent permitted by law) after approval of the Reorganization Agreement by TLF’s shareholders, the parties may, by written agreement and with or without the approval of its shareholders, amend any of the provisions of the Reorganization Agreement.

Upon completion of the Reorganization, all outstanding shares of TLF will be canceled.  Exchange or redemption requests received thereafter will be deemed to be exchange or redemption requests for shares of TOF.  The Reorganization Agreement provides that the Adviser will bear the customary expenses of the Reorganization.

A copy of the Reorganization Agreement is attached to this Proxy Statement as Appendix B.

 Reasons for the Reorganization and Other Considerations

•
Changing market environment for technology stocks. TLF is a sector fund that invests primarily in securities of large-cap technology companies. Over the past several years the Adviser’s research shows that small- and mid-cap technology stocks have appreciated far more than their large-cap counterparts, and the Adviser believes the trend may continue.

•
Improved performance. Consistent with the performance trend noted above, TOF has outperformed TLF over the past 3-, 5-, and 10-year periods. While TLF has outperformed TOF over the past 12 months, that result has been primarily the result of an exceptionally high defensive cash position in TLF, which does not necessarily reflect the Fund's principal investment strategy.

•
Achieving economies of scale. The Reorganization will offer TLF's shareholders the potential to benefit from economies of scale, as TOF has a substantially larger asset base than TLF. The combined fund, as a result, will be in a better position to reach the fee breakpoints contemplated in TOF’s Advisory Agreement with FCM. As an illustration, as of December 31, 2011, TLF and TOF had, approximately, $30 million and $79 million in assets, respectively. The Advisory Agreement between each of TOF and TLF with FCM provides a breakpoint whereby each Fund’s total expenses (other than certain exceptions set forth in the agreements) are capped at $1.85% for average daily net assets up to $200 million and at $1.80% of such assets from $200 million to $500 million. The combined TOF/TLF (with total assets of approximately $109 million as of December 31, 2011) will make the combined fund closer to the $200 million breakpoint than if the two funds were to operate separately.

Board Considerations

The Board of the Trust unanimously voted to approve the Reorganization Agreement at a meeting held on December 12, 2011.  The Board reviewed and considered all relevant documents and information with respect to TLF and, after deliberations, noted and concluded: (1) that the terms of the Reorganization and the Reorganization Agreement were appropriate and acceptable; (2) that as a result of the Reorganization, the total pro forma fund operating expenses would be the same as the fund operating expenses currently borne by TLF, and TOF operating expenses would not be adversely affected; (3) that TOF has a better three-, five-, and ten-year performance record than TLF (but also taking into consideration that TLF had a better one-year performance record because it had a high cash position during 2011) ; (4) that TLF shareholders will experience no change in shareholder services; (5) that the Reorganization is anticipated to be a tax-free reorganization; (6) that shareholders of neither TLF nor TOF will bear any fees or expenses in connection with the Reorganization, and the Adviser will bear those expenses; (7) that there would be no change in fees or expenses to be paid or borne by shareholders of TLF or TOF (directly or indirectly) after the Reorganization; (8) that with some minor exceptions, the investment restrictions of TLF and TOF are substantially similar and there would be no changes in TOF’s investment policies or restrictions after the Reorganization; (9) that there may be certain benefits to the Adviser as a result of the Reorganization due to potential cost reductions and the consolidation of resources from managing fewer funds; (10) that there would be no dilution to the interests of shareholders of TLF or TOF as a result of the Reorganization; (11) the relatively small size and limited growth prospects of TLF; (12) the recommendations of the Adviser; (13) the alternatives to the Reorganization; and (14) there are no material differences in investment objectives, strategies, or policies.

Based upon their evaluation of the information presented to them and the conclusions referenced above, and in light of their fiduciary duties under federal and state law, the Board of Trustees, including all of the non-interested Trustees, determined that participation by each of TLF and TOF in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of each of TLF and TOF, respectively and their respective shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF FIRSTHAND TECHNOLOGY LEADERS FUND VOTE TO APPROVE THE REORGANIZATION AGREEMENT.

Comparison of Investment Management, Investment Objectives, and Principal Investment Strategies

Both TLF and TOF are advised by FCM.  TLF is currently individually managed by Kevin Landis, the Chief Investment Officer of FCM (from April 30, 2010 through December 13, 2011 TLF was co-managed by Kevin Landis and Nick Schwartzman).  TOF is co-managed by Kevin Landis and Han Lee. Mr. Landis has been a portfolio manager for TOF since its inception in 1994 and Han Lee became a portfolio co-manager of TOF in August 2009.  In addition to managing TOF and TLF, Mr. Landis also serves as portfolio manager of Firsthand Alternative Energy Fund, another series of the Trust. Mr. Landis also manages Firsthand Technology Value Fund, Inc., a publicly-traded closed end fund that has elected to be treated as a business development company.

The investment objective of TLF is identical to that of TOF.  The principal investment strategies of TLF are similar to those of TOF, as described in the following table:

	TLF	TOF
Investment Objective	The Fund seeks long-term growth of capital.	The Fund seeks long-term growth of capital.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in high-technology companies.  The Adviser considers a high-technology company to be one that employs a relatively high degree of engineering and/or scientific intensity to deliver its products or services. The Adviser invests the Fund’s assets primarily in equity securities of high-technology companies that it considers to hold dominant competitive positions in high-growth industries.  Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of companies of any size, which includes small-, mid-, and large-cap companies.  There is also no percentage limit on the Fund’s ability to invest in foreign securities. Due to the Fund’s focus on dominant companies, its investments tend to include well-established companies with market capitalizations in the mid- or large-cap categories. The Fund may also buy and sell put options, buy call options and write covered call options.

Under normal circumstances, the Fund invests at least 80% of its assets in high-technology companies.  The Adviser considers a high-technology company to be one that employs a relatively high degree of engineering and/or scientific intensity to deliver its products or services. The Adviser invests the Fund’s assets primarily in equity securities of high-technology companies in the industries and markets that the Adviser believes hold the most growth potential within the technology sector. Because there are no market capitalization restrictions on the Fund’s investments, the Fund may purchase stocks of small-, mid-, and large-cap companies. There is also no percentage limit on the Fund’s ability to invest in foreign securities. Due to the Fund’s focus on emerging opportunities within the technology sector, its investments tend to include younger companies with market capitalizations in the small- or mid-cap categories.

TLF and TOF are operated in substantially similar ways.  The Funds share a focus on high technology companies. TLF’s portfolio securities are sufficiently consistent with TOF’s investment objective and strategy that we do not expect there to be a need for any material disposition of assets. In addition, there is no material difference with respect to exposure to foreign securities. As of December 31, 2011, TOF was 25% invested in foreign securities (out of which 18.8% was in emerging markets) and TLF was 15% invested in foreign securities (out of which 3.5% was in emerging markets). Please note that exposure to these types of investments can change frequently and substantially.

Comparison of Investment Policies and Restrictions

TLF and TOF have very similar investment policies and investment restrictions. For a detailed comparison of the fundamental investment policies of TLF and TOF, see Appendix D to this Proxy/Prospectus.

Comparison of Form of Business Organization

Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund’s existence and operation.  State law and a fund’s governing documents fill in most of these gaps and typically create additional operational rules and restrictions that funds must follow.  TLF and TOF are each different series of the same trust – Firsthand Funds.  Therefore, there is no difference in form of business organization between TLF and TOF.  Each is a different series of the same Delaware statutory trust.

Comparison of Advisory and Other Service Arrangements and Fees

TLF and TOF have the same service providers.  Immediately after the Reorganization, these service providers are expected to continue to serve TOF in the capacities indicated below.

Service Providers for TLF and TOF:

Investment Adviser	Firsthand Capital Management, Inc. (prior to January 1, 2012 called “SiVest Group, Inc.”)
Distributor	ALPS Distributors, Inc.
Administrator	Firsthand Capital Management, Inc.
Sub-Administrator	BNY Mellon Investment Servicing (US), Inc.
Custodian	BNY Mellon Investment Servicing (US), Inc.
Fund Accountant	BNY Mellon Investment Servicing (US), Inc.
Transfer Agent	BNY Mellon Investment Servicing (US), Inc.
Independent Accountants	Tait, Weller & Baker LLP

Investment Advisory Services and Fees

FCM serves as the investment adviser for TLF and TOF, each of which pays an advisory fee, computed daily and paid monthly, to FCM based on its respective average daily net assets.  Currently the annual advisory fee rate for each of TLF and TOF is 1.40%.  Attached hereto as Appendix C are tables comparing the current fees and expenses of TLF and TOF, as well as the anticipated fees and expenses of TOF after the Reorganization.

Comparison of Purchase, Redemption, Distribution, and Exchange Policies and Other Shareholder Transactions and Services

After the Reorganization, TLF’s shareholders will hold shares of the same class of TOF that they held in TLF.  Currently, both TLF and TOF offer only a single class of shares – Investor Class.  Therefore, a shareholder who owns shares of TLF will, immediately after the Reorganization, hold an equal total dollar amount of Investor Class shares in TOF.  Accordingly, all of the purchase, redemption, distribution, and exchange policies as well as other shareholder transactions and services applicable to a shareholder’s Investor Class shares will remain unaffected and unchanged by the Reorganization.  No sales charges, sales loads, or redemption fees will be imposed in connection with the exchange of shares in the Reorganization.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as a TLF shareholder.  It is based on the Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganization.  Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of TLF shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of TLF shares as part of a hedge, straddle, or conversion transaction; a person that does not hold TLF shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Firsthand Funds has not requested and will not request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction.  The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained.  You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local, or foreign laws, and the effect of possible changes in applicable tax laws.

The obligation of Firsthand Funds to consummate the Reorganization is conditioned upon the receipt of an opinion of Paul Hastings LLP, counsel to the Trust, substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganization will be treated as a “reorganization” under Section 368(a) of the Code and that TLF and TOF will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.  Provided that the Reorganization so qualifies and TLF and TOF are so treated, for U.S. federal income tax purposes, generally:

•         Neither of TLF or TOF will recognize any gain or loss as a result of the Reorganization.

•         A TLF shareholder will not recognize any gain or loss as a result of the receipt of TOF shares in exchange for such shareholder’s TLF shares pursuant to the Reorganization.

•         A TLF shareholder’s aggregate tax basis in TOF shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in TLF shares held immediately before the Reorganization.

•         A TLF shareholder’s holding period for TOF shares received pursuant to the Reorganization will include the period during which TLF shares have been held by the shareholder.

The tax opinion described above will be based upon facts, representations, and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by Firsthand Funds, on behalf of TLF and TOF, including representations in a certificate to be delivered by the management of Firsthand Funds, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion.  This certificate will include a representation to the effect that TOF has no plan or intention to sell or otherwise dispose of more than sixty-six percent of TLF’s assets acquired in the Reorganization any sooner than TLF would have, had such assets continued to be held by TLF.

As of December 31, 2011, TLF had accumulated capital loss carryforwards of $38,244,627. TOF’s ability to use these losses and any additional losses of TLF between January 1, 2012, and the Reorganization (in the case of unrealized losses, once such losses are realized in TOF’s hands) to offset its future capital gains will be significantly limited.  While the ability of TOF to absorb TLF’s realized capital loss carryforwards and unrealized capital losses in the future depends upon a variety of factors that cannot be known in advance, it is expected that substantially all of such losses will become permanently unavailable for use by TOF.  Furthermore, the losses of TLF that remain available to TOF will offset capital gains after the Reorganization and thus reduce taxable distributions to a broader group of shareholders than would have been the case absent the Reorganization.  Therefore, you may pay more taxes, or pay taxes sooner, than you otherwise would if the Reorganization did not occur.

Since its formation, each Fund believes it has qualified as a separate “regulated investment company” under the Code.  Accordingly, each of the Funds believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.  In connection with the Reorganization, TLF may be required to pay one or more distributions, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard for any deduction for distributions paid).  You must include any such distributions you receive in your taxable income.  To the extent that TLF realizes any capital gain prior to the Reorganization, it expects to have sufficient capital loss carryforwards to offset any such gain, and therefore does not anticipate distributing any such gain.

Capitalization

The following tables show the total net assets, number of shares outstanding and net asset value per share of the Funds.  This information is generally referred to as the “capitalization.” The term “pro forma capitalization” means the expected capitalization of TOF after it has combined with TLF, i.e., as if the Reorganization had already occurred.

These capitalization tables are based on figures as of December 31, 2011.  The ongoing investment performance and daily share purchase and redemption activity of TLF and TOF affects capitalization.  Therefore, the capitalization on the date of the closing of the Reorganization (the “Closing Date”) may vary from the capitalization shown in the following tables.

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Firsthand Technology Leaders Fund	$29,792,826	1,515,531	$19.66
Firsthand Technology Opportunities Fund	$79,387,478	14,698,443	$5.40
Pro Forma Combined Fund	$109,180,304	20,214,529	$5.40

VOTING MATTERS

General Information

This Proxy/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Board.  It is expected that proxies will be primarily solicited by mail.  Officers, service contractors, and other agents of the Trust also may solicit proxies by telephone or otherwise.  All expenses incurred in connection with such solicitation will be borne by FCM.  Shareholders may submit their proxy:  (1) by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope; (2) by phone; or (3) by online by following the instructions on the enclosed proxy card.  Any shareholder submitting a proxy ballot may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to Firsthand Funds at the address shown on the cover page of this Proxy/Prospectus, by a subsequently executed proxy ballot or by attending the Meeting and voting in person.

It is expected that officers and employees of the Trust and the Adviser will assist the Trust in soliciting votes from shareholders of TLF at no cost to the Trust.

Only shareholders of record at the close of business on February 29, 2012 (the “Record Date”) will be entitled to vote at the Meeting.  On that date, TLF had 1,438,044.854 shares outstanding and entitled to vote.  Each whole and fractional share of TLF is entitled to a whole or fractional vote.

If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

Quorum

A quorum is constituted for TLF by the presence in person or by proxy of the holders of more than one-third of the outstanding shares of TLF entitled to vote at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but that have not been voted.  Accordingly, abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization Agreement.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in the same manner as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies in order to obtain a requisite vote.  The Meeting may be adjourned for a reasonable period of time.  Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy.  In determining whether to adjourn the Meeting, the following factors may be considered:  the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation.  Generally, the persons named as proxies will vote those proxies that they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).  The persons named as proxies will vote on such adjournment after consideration of the best interests of all shareholders of the Funds.

Shareholder Approval

The Reorganization Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of TLF.  The term “majority of the outstanding voting securities” for TLF as defined in the 1940 Act means:  the affirmative vote of the lesser of (i) 67% of the voting securities of TLF present at the meeting if more than 50% of the outstanding shares of TLF are present in person or by proxy or (ii) more than 50% of the outstanding shares of TLF.  A vote of the shareholders of TOF is not being solicited, since their approval or consent is not necessary for the Reorganization.

Principal Shareholders

The table below shows the name, address, and share ownership of each person known to the Trust to have ownership with respect to 5% or more of the Investor Class shares of TLF as of the Record Date.  Each shareholder is known to own as of record the shares indicated below.  Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

Fund	Name and Address	Total Shares/Class	Percentage of Class	Percentage of Fund (All Classes)	Percentage of Fund Post Closing
Firsthand Technology Leaders Fund	CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT. 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4122	401,895.441 Investor Class	27.95%	27.95%	31.11%
	NATIONAL FINANCIAL SERVICES CORP* FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTAN MUTUAL FUNDS DEPT 200 LIBERTY STREET NEW YORK, NY 10281-1003	282,025.766 Investor Class	19.61%	19.61%	22.73%
	TD AMERITRADE CLEARING, INC.* 1005 NORTH AMERITRADE PLACE BELLEVUE, NE 68005	105,682.210 Investor Class	7.35%	7.35%	7.46%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.  As of the Record Date, Charles Schwab & Co., Inc. had voting control of 27.95% of the outstanding shares of TLF.  Accordingly, Charles Schwab & Co., Inc.may be considered to “control” that Fund.  The address of Charles Schwab & Co., Inc. is:  101 Montgomery Street, San Francisco, CA 94104.

As of the Record Date, the officers and Trustees of the Trust as a group owned approximately 1.5% of all outstanding shares of TLF.

Annual Meetings and Shareholder Meetings

The Trust presently does not hold any annual meeting of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE TRUST

Financial Statements

The unaudited financial statements and financial highlights for shares of TLF and TOF for the semi-annual period ended June 30, 2011, and the audited financial statements for shares of TLF and TOF for the annual period ended December 31, 2011, are incorporated by reference in their combined prospectus or statement of additional information, or in the SAI related to this Proxy/Prospectus.

The annual financial statements and financial highlights of TLF and TOF for the year ended December 31, 2011, have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, to the extent indicated in their reports thereon, and have been incorporated by reference in the SAI to this Proxy/Prospectus, in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

Other Business

The Board knows of no other business to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholder Inquiries and Other Information

Shareholders may find more information about the Funds in the following documents:

•	Annual and semi-annual reports

The annual and semi-annual reports contain information about the Funds’ investments and performance, their financial statements, and the independent registered public accounting firm’s reports.  The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the period.  The most recent Annual Report for the year ended December 31, 2011 is being delivered together with this prospectus/proxy statement.

•	Statement of Additional Information

The SAI for the Funds contains additional information about each Fund and its investment policies.  The SAI is legally part of the Funds’ combined prospectus (it is incorporated by reference therein).  Copies have been filed with the SEC.

Shareholders may obtain free copies of these documents, request other information about the Funds and make shareholder inquiries by contacting Firsthand Funds:

By telephone:	1.888.884.2675

By mail:	Firsthand Funds
P.O. Box 9836
Providence, RI 02940-8036

On the Internet:	www.firsthandfunds.com

Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090.  The reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.

APPENDIX A:  GLOSSARY

Term Used in Proxy/Prospectus	Definition

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Adviser	Firsthand Capital Management, Inc. (prior to January 1, 2012, called “SiVest Group, Inc.”)

Advisory Agreements	Master Investment Advisory Agreement between the Adviser and the Trust dated November 9, 2009.

Board	The Board of Trustees of Firsthand Funds

Closing Date	Closing of the Reorganization, expected to occur on or about May 25, 2012

Code	Internal Revenue Code of 1986, as amended

TLF	Firsthand Technology Leaders Fund, a series of Firsthand Funds

Effective Time of the Reorganization	The date and time, immediately following the Closing Date, at which delivery of shares of TOF to be issued, and liquidation of TLF occur.

FCM	Firsthand Capital Management, Inc. (prior to January 1, 2012, called “SiVest Group, Inc.”)

Fund(s)	TLF and/or TOF

Meeting	The shareholder meeting of TLF that will be held at 2:00 P.M., Pacific Time, on May 22, 2012, at the Hilton San Jose hotel, 300 Almaden Boulevard, San Jose, California 95110.

Proxy/Prospectus	This Combined Proxy Statement/Prospectus

Reorganization	The reorganization of TLF into TOF

Reorganization Agreement
The Agreement and Plan of Reorganization dated December 12, 2011 by and between Firsthand Funds, on behalf of Firsthand Technology Leaders Fund, and Firsthand Funds, on behalf of Firsthand Technology Opportunities Fund.

SAI	Statement of Additional Information

SEC	United States Securities and Exchange Commission

TOF	Firsthand Technology Opportunities Fund, a series of Firsthand Funds

Trust	Firsthand Funds

Appendix A-1

APPENDIX B:  AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND AND FIRSTHAND TECHNOLOGY LEADERS  FUND

Appendix B

APPENDIX C:  EXPENSE SUMMARIES OF TLF AND TOF

The following tables describe the fees and expenses associated with holding TLF and TOF shares.  In particular, the tables (a) compare the fees and expenses as of December 31, 2011, for TLF (which has only one class of shares – Investor Class) and Investor Class shares of TOF, and (b) show the estimated fees and expenses for TOF on a pro forma basis after giving effect to the Reorganization.

The Fund operating expense levels shown in this Proxy/Prospectus assume net asset levels as of December 31, 2011.  Pro forma expense levels shown should not be considered an actual representation of future expenses or performance.  Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

Investor Class Shares

	Firsthand Technology OpportunitiesFund	Firsthand Technology Leaders Fund	Pro Forma Firsthand Technology Opportunities Fund
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as a % of offering price	none	none	none
Maximum deferred sales charge (load) as a % of the lower of the original purchase price or net asset value	none	none	none
Redemption Fee	none	none	none

Annual Fund Operating Expenses (Expenses that are deducted from the Fund’s assets)
Management fees	1.40%	1.40%	1.40%
Distribution (12b-1) and shareholder servicing fees	none	none	none
Other expenses	0.45%	0.45%	0.45%
Total annual Fund operating expenses	1.85%*	1.85%*	1.85%*

Example
This example is intended to help you compare the cost of investing in TOF and TLF with the cost of investing in other mutual funds.  This example assumes:  You invest $10,000 in the Investor Class Shares of a Fund for the time periods indicated and then sell all of your shares at the end of those periods; you reinvest all dividends and distributions in the Fund; your investment has a 5% return each year; and the Fund’s operating expenses remain the same as shown in the table above.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Firsthand Technology Leaders Fund	$188	$582	$1,001	$2,169
Firsthand Technology Opportunities Fund	$188	$582	$1,001	$2,169
Pro Forma Firsthand Technology Opportunities Fund	$188	$582	$1,001	$2,169

  * In the Advisory Agreements, FCM agreed to reduce its fees and/or make expense reimbursements so that each Fund’s total annual operating expenses are limited to 1.85% of the Fund’s average daily net assets up to $200 million, 1.80% of such assets from $200 million to $500 million, 1.75% of such assets from $500 million to $1 billion, and 1.70% of such assets in excess of $1 billion.

Appendix C-1

APPENDIX D:  COMPARISON OF FUNDAMENTAL POLICIES AND LIMITATIONS OF TLF AND TOF

Fundamental Investment Policies and Limitations

TLF may not:		TOF may not:

1.	Underwrite the securities of other issuers, except that TLF may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.	1.
Underwrite the securities of other issuers, except that TOF may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

2.	Purchase or sell real estate or interests in real estate, but TLF may purchase marketable securities of companies holding real estate or interests in real estate.	2.	Purchase or sell real estate or interests in real estate, but TOF may purchase marketable securities of companies holding real estate or interests in real estate.

3.	Purchase or sell commodities or commodity contracts, including futures contracts, except that TLF may purchase and sell futures contracts to the extent authorized by the Board of Trustees.	3.	Purchase or sell commodities or commodity contracts, including futures contracts, except that TOF may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

4.	Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of TLF’s total assets; and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of TLF’s total assets.	4.
Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of TOF’s total assets; and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of TOF’s total assets.

5.	Purchase securities on margin, but TLF may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	5.	Purchase securities on margin, but TOF may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6.	Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of TLF’s total assets at the time any borrowing is made. While TLF’s borrowings are in excess of 5% of its total assets, it will not purchase portfolio securities.	6.
Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of TOF’s total assets at the time any borrowing is made. While TOF’s borrowings are in excess of 5% of its total assets, it will not purchase portfolio securities.

7.	Purchase or sell puts and calls on securities, except that TLF may purchase and sell puts and calls on stocks and stock indices.	7.	Purchase or sell puts and calls on securities, except that TOF may purchase and sell puts and calls on stocks and stock indices.

8.	Make short sales of securities.	8.	Make short sales of securities.

9.	Participate on a joint or joint-and-several basis in any securities trading account.	9.	Participate on a joint or joint-and-several basis in any securities trading account.

10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.	10.	Purchase the securities of any other investment company except in compliance with the 1940 Act.

Appendix D-1

PART B

STATEMENT OF ADDITIONAL

INFORMATION

Statement of Additional Information
Dated March __, 2012

FIRSTHAND FUNDS
150 Almaden Boulevard
Suite 1250
San Jose, California 95113
Telephone:  (888) 886-7096

May 22, 2012 Special Meeting of Shareholders of Firsthand Technology Leaders Fund

This SAI is not a prospectus but should be read in conjunction with the Proxy/Prospectus dated the date hereof, for the Special Meeting of Shareholders of Firsthand Technology Leaders Fund (“TLF”) to be held on May 22, 2011.  Copies of the Proxy/Prospectus may be obtained at no charge by writing or calling Firsthand Funds at the address or telephone number set forth above.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

Incorporation of Documents by Reference in this Statement of Additional Information

Further information about Firsthand Technology Leaders Fund and Firsthand Technology Opportunities Fund (“TOF”) are contained in (and incorporated herein by reference) in the current prospectuses and combined SAI for the Funds dated April 30, 2011, which have been filed electronically with the SEC.

The Annual Report for TLF and TOF, including their audited financial statements and related Report of Independent Registered Public Accounting firm for the year ended December 31, 2011 are incorporated herein by reference.  This report has been filed electronically with the SEC.

Table of Contents

General Information	3

General Information

The Reorganization contemplates the transfer of the assets and liabilities of TLF to TOF, in exchange for shares of the same class (Investor Class) of TOF of equal value.

The shares issued by TOF will have an aggregate dollar value equal to the aggregate dollar value of the shares of TLF that are outstanding immediately before the closing of the Reorganizations.

Immediately after the Closing Date, TLF will distribute the Investor Class shares of TOF received in the Reorganization to its shareholders in liquidation of TLF.  Each shareholder owning shares of TLF on the Closing Date will receive Investor Class shares of TOF, and will receive any unpaid dividends or distributions (if any) that were declared before the Closing Date on TLF’s shares.  Firsthand Funds will establish an account for each former shareholder of TLF reflecting the number of TOF shares distributed to that shareholder.  If the Reorganization Agreement is approved and consummated, TLF will transfer all of its respective assets and liabilities, as of the Closing Date, and all outstanding shares of TLF will be redeemed and canceled in exchange for shares of TOF.

For further information about the transaction, see the Proxy/Prospectus.

Pro forma financial statements

Pro forma financial statements TOF for the Reorganization are provided on the following pages.

The accompanying unaudited pro forma combined investment portfolio and statement of assets and liabilities assume that the exchange described in the next paragraph occurred as of December 31, 2011 and the unaudited pro forma combined statement of operations for the  period ended, December 31, 2011 presents the results of operations of the TOF as if the combination with the TLF had been consummated at December 31, 2011.  The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at June 30, 2011.  These historical statements have been derived from TOF and TLF’s books and records utilized in calculating daily net asset value at December 31, 2011, and for the period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of TLF to TOF in exchange for the assumption by TOF of all of the liabilities of the TLF for a number of the TOF’s shares equal in value to the value of the net assets of TLF transferred to TOF. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the TOF for pre-combination periods will not be restated.

The unaudited pro forma combined statements should be read in conjunction with the separate financial statements of TOF and TLF incorporated by reference in this SAI.

Firsthand Technology Opportunities Fund
Firsthand Technology Leaders Fund
Pro Forma Combined Statements of Assets and Liabilities
December 31, 2011

		FIRSTHAND			Pro Forma
	FIRSTHAND	TECHNOLOGY			TECHNOLOGY
	TECHNOLOGY	OPPORTUNITIES		Pro Forma	OPPORTUNITIES
	LEADERS FUND	FUND(1)		Adjustments	FUND(1)
ASSETS
Investment securities:
Acquisition cost	$28,369,556	$79,220,139		$-	$107,589,695
Market value	$29,855,241	$79,697,080	(1)	$-	$109,552,321	(1)
Cash	-	-		-
Segregated cash	-	-		-	-
Foreign currency at value (cost $0 and $8,480)	-	8,498		-	8,498
Receivable from dividends, interest, and reclaims	-	-		-	-
Receivable for capital shares sold	-	167,238		-	167,238
TOTAL ASSETS	29,855,241	79,872,816		-	109,728,057

LIABILITIES
Payable for securities purchased	-	-		-	-
Payable to affiliates	47,380	129,391		-	176,771
Payable for capital shares redeemed	15,035	355,947		-	370,982
TOTAL LIABILITIES	62,415	485,338		-	547,753
NET ASSETS	$29,792,826	$79,387,478		$-	$109,180,304

Net Assets consist of:
Paid-in-capital	$67,229,464	$82,533,769		$-	$149,763,233
Accumulated net investment loss				-
Accumulated net realized losses from
security transactions, payment by affiliates,
foreign currency transactions, purchased
options and written options	(38,922,323)	(3,623,250)		-	(42,545,573)
Net unrealized appreciation (depreciation)
on investments, purchased options and
foreign currency	1,485,685	476,959		-	1,962,644
NET ASSETS	$29,792,826	$79,387,478		$-	$109,180,304

Shares outstanding	1,515,531	14,698,443		5,516,086	18,698,998
Net asset value, redemption price and offering
price per share	$19.66	$5.40		$-	$5.40

(1) Includes purchased options whose primary risk exposure is equity contracts.

Firsthand Technology Opportunities Fund
Firsthand Technology Leaders Fund
Pro Forma Combined Statement of Operations
For the year ended December 31, 2011

		FIRSTHAND			Pro Forma
	FIRSTHAND	TECHNOLOGY			TECHNOLOGY
	TECHNOLOGY	OPPORTUNITIES	Pro Forma		OPPORTUNITIES
	LEADERS FUND	FUND	Adjustments		FUND(1)
Investment Income
Dividends	$246,083	$693,648	$-		$939,731.00
Interest	5,991	8,651	-		14,642
Foreign tax withholding	(17,749)	(9,401)	-		(27,150)
TOTAL INVESTMENT INCOME	234,325	692,898	-		927,223

EXPENSES
Investment advisory fees	448,997	1,506,790	-		1,955,787
Administration fees	144,320	484,326	-		628,646
Trustees fees	6,166	6,166	(2,332	)(a)	10,000
GROSS EXPENSES	599,483	1,997,282	(2,332		2,594,433
Trustees fees reimbursement	(6,166)	(6,166)	2,332	(a)	(10,000)
TOTAL NET EXPENSES	593,317	1,991,116	-		2,584,433

NET INVESTMENT LOSS	(358,992)	(1,298,218)	-		(1,657,210)

Net Realized and Unrealized Gain (Loss)
on Investments:
Net realized gains (losses) from security
transactions	1,346,613	6,989,532	-		8,336,145
Net realized losses from purchased option
transactions(1)	(357,384)	(1,604,968)	-		(1,962,352)
Net realized losses on foreign currency	-	(18)	-		(18)
Net realized gains from written option
transactions(1)	139,985	96,615	-		236,600
Net change in unrealized appreciation
(depreciation) on investments and foreign
currency	(3,172,851)	(17,556,494)	-		(20,729,345)
Net change in unrealized depreciation on
purchased options(1)	9,676	52,857	-		62,533
Net change in unrealized appreciation
(depreciation) on written options(1)	673,250	(40,298)	-		632,952
Net Realized and Unrealized Gain (Loss) on
Investments	(1,360,711)	(12,062,774)	-		(13,423,485)

Net Increase (Decrease) In Net Assets
Resulting From Operations	$(1,719,703)	$(13,360,992)	-		$(15,080,695)

(1) Primary risk exposure is equity contracts.
(a) Decrease due to elimination of duplicative expenses achieved by merging the funds.

Firsthand Technology Opportunities Fund
Firsthand Technology Leaders Fund
Pro Forma Combined Schedule of Investments
December 31, 2011

		Firsthand Technology Leaders Fund		Firsthand Technology Opportunities Fund			Firsthand Technology Opportunities Fund
	Pro Forma % of Market Value	Shares	Market Value	Shares	Market Value	Pro Forma Adjust-ments	Shares	Market Value

Common Stocks	72.4%
Advanced Materials	0.5%
Corning, Inc.		40,000	$519,200	0	$0		40,000	$519,200
			519,200		0			519,200	0.5%
Communications	3.4%
Rackspace Hosting, Inc.*		0	0	40,000	1,720,400		40,000	1,720,400
Equinix, Inc.*		0	0	20,000	2,028,000		20,000	2,028,000
			0		3,748,400			3,748,400	3.4%
Communications Equipment	12.7%
Ciena Corp.*		0	0	120,000	1,452,000		120,000	1,452,000
Motorola Mobility Holdings, Inc.*		0	0	250,000	9,700,000		250,000	9,700,000
Nokia OYJ - SP ADR		50,000	241,000	250,000	1,205,000		300,000	1,446,000
QUALCOMM, Inc.		15,000	820,500	0	0		15,000	820,500
Telefonaktiebolaget Ericsson LM - SP ADR		40,000	405,200	0	0		40,000	405,200
			1,466,700		12,357,000			13,823,700	12.7%
Computer	5.7%
Apple, Inc.*		5,500	2,227,500	10,000	4,050,000		15,500	6,277,500
			2,227,500		4,050,000			6,277,500	5.7%
Internet	19.4%
Akamai Technologies, Inc.*		0	0	80,000	2,582,400		80,000	2,582,400
Amazon.com, Inc.*		0	0	15,000	2,596,500		15,000	2,596,500
Baidu, Inc. - SP ADR (1)*		0	0	30,000	3,494,100		30,000	3,494,100
Google, Inc., Class A*		1,500	968,850	0	0		1,500	968,850
Mail.ru Group Ltd. - GDR*		0	0	60,000	1,560,000		60,000	1,560,000
Shanda Interactive Entertainment Ltd.- SP ADR*		0	0	62,922	2,517,509		62,922	2,517,509
SINA Corp.*		0	0	60,000	3,120,000		60,000	3,120,000
Tencent Holdings Ltd.		0	0	150,000	3,014,833		150,000	3,014,833
Yandex NV, Class A		15,000	295,500	50,000	985,000		65,000	1,280,500
			1,264,350		19,870,342			21,134,692	19.4%
Networking	8.6%
Blue Coat Systems, Inc.		0	0	85,000	2,163,250		85,000	2,163,250
Cisco Systems, Inc.		40,000	723,200	0	0		40,000	723,200
F5 Networks, Inc.*		0	0	25,000	2,653,000		25,000	2,653,000
Juniper Networks, Inc.*		0	0	96,400	1,967,524		96,400	1,967,524
Riverbed Technology, Inc.*		0	0	80,000	1,880,000		80,000	1,880,000
			723,200		8,663,774			9,386,974	8.6%

Other Electronics	1.0%
LG Display Co., Ltd. - ADR		40,000	421,200	0	0	40,000	421,200
VeriFone Systems, Inc.*		0	0	20,000	710,400	20,000	710,400
			421,200		710,400		1,131,600	1.0%
Semiconductor Equipment	0.7%
Applied Materials, Inc.		30,000	321,300	0	0	30,000	321,300
ASML Holding N.V.		10,000	417,900	0	0	10,000	417,900
			739,200		0		739,200	0.7%
Semiconductors	12.4%
Intel Corp.		40,000	970,000	0	0	40,000	970,000
Marvell Technology Group Ltd.*		0	0	150,000	2,077,500	150,000	2,077,500
Netlogic Microsystems, Inc.*		0	0	100,000	4,957,000	100,000	4,957,000
NVIDIA Corp.*		40,000	554,400	150,000	2,079,000	190,000	2,633,400
SanDisk Corp.*		20,000	984,200	0	0	20,000	984,200
Skyworks Solutions, Inc.*		0	0	120,000	1,946,400	120,000	1,946,400
			2,508,600		11,059,900		13,568,500	12.4%
Software	8.0%
Microsoft Corp.		40,000	1,038,400	150,000	3,894,000	190,000	4,932,400
Oracle Corp.		20,000	513,000	0	0	20,000	513,000
Symantec Corp. *		50,000	782,500	0	0	50,000	782,500
VMware, Inc., Class A*		0	0	30,000	2,495,700	30,000	2,495,700
			2,333,900		6,389,700		8,723,600	8.0%

Total Common Stocks			12,203,850		66,849,516		79,053,366	72.4%

EXCHANGE-TRADED NOTE	4.1%
Other	4.1%
Poershares QQQ Trust Series 1		0	0	80,000	4,466,400	80,000	4,466,400
			0		4,466,400		4,466,400	4.1%

Total Exchange-Traded Note			0		4,466,400		4,466,400	4.1%

Purchased Options	1.0%
Communications	0.0%
ACME Packet, Inc. - Call Option,
Expiring February 2012, Strike Price $37.50		0	0	500	60,000	500	60,000
			0		60,000		60,000	0.1%
Networking	0.2%
F5 Networks, Inc. - Put Option,
Expiring January 2012, Strike Price $110.00		0	0	250	210,000	250	210,000
			0		210,000		210,000	0.2%
Other	0.1%
SPDR S&P 500 ETF Trust Put Option,
Expiring March 2012, Strike Price $120.00		0	0	450	159,300	450	159,300
			0		159,300		159,300	0.1%

Peripherals	0.7%
Western Digital Corp. Call Option,
Expiring April 2012, Strike Price $25.00		0	0	1,000	715,000	1,000	715,000
			0		715,000		715,000	0.7%
Semiconductors	0.0%
LSI Corp. Call Option,
Expiring April 2012, Strike Price $7.00		0	0	1,000	20,000	1,000	20,000
			0		20,000		20,000	0.0%

Total Purchased Options			0		1,164,300		1,164,300	1.1%

INVESTMENT COMPANY	22.8%
Fidelity Institutional Money Market Fund		17,651,391	17,651,391	7,216,864	7,216,864	24,868,255	24,868,255
			17,651,391		7,216,864		24,868,255	22.8%

Total Investment Company			17,651,391		7,216,864		24,868,255

Total Investments
(Cost $28,369,556, $79,220,139 and $107,589,695)	100.3%		29,855,241		79,697,080		109,552,321	100.3%
Liabilities in excess of other assets	(0.3)%		(62,415)		(309,602)		(372,017)

Net Assets	100.0%		$29,792,826		$79,387,478		$109,180,304	100.0%

* Non-income producing security
ADR American Depositary Receipt
SP ADR Sponsored American Depositary Receipt

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
Pro forma Notes to Combined Financial Statements

December 31, 2011

1. Description of the Fund
Firsthand Technology Opportunities Fund (“Acquiring Fund”), a series of the Firsthand Funds, a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company.

2. Basis of Combination
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Firsthand Technology Leaders Fund (“Acquired Fund”), also a series of Firsthand Funds, by the Acquiring Fund as if such acquisition had taken place on December 31, 2011.

Under the terms of the Plan of Reorganization, the combination of the Acquired Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.  The acquisition will be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value.  The statement of assets and liabilities and the related statement of operations of the Acquired Fund and the Acquiring Fund have been combined as of and for the period ending December 31, 2011.  Following the acquisition, the Acquiring Fund will be the survivor.  In accordance with accounting principles generally accepted in the United States of America, the historical cost of investments securities will be carried forward to the Acquiring Fund and the results of operations for pre-combination periods of the Acquiring Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included in their annual reports for the year ended December 31, 2011 and their semi-annual reports for the period ended June 30, 2011.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Acquired Fund by the Acquiring Fund had taken place as of December 31, 2011.

3. Portfolio Valuation

Securities Valuation — A Fund’s portfolio of securities is valued as follows:
1.
Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

2.
Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.
4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees1.
5.	There is no material difference in the valuation policies for the Funds.

In pricing illiquid, privately placed securities, the advisor follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

As of December 31, 2011 and the date of this document, neither TLF nor TOF holds any assets or liabilities that are measured at fair value, as provided under FASB’s Accounting Standard Codification 820-10-50. We do not expect this situation to change between the date of this document to the closing of the proposed reorganization.

4. Capital Shares
The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at December 31, 2011, in connection with the proposed reorganization.  The number of shares assumed to be issued is equal to the net asset value of shares of the Acquired Fund, as of December 31, 2011, divided by the net asset value per share of the Acquiring Fund as of December 31, 2011.  The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2011:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Investor Class	14,698,443	5,516,086	20,214,529

5. Federal Income Taxes
Both funds have elected to be taxed as a “regulated investment company” under the Internal Revenue Code.  After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes.  The tax cost of investments will remain unchanged for the combined Fund.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the pro forma Fund’s net assets as of December 31, 2011:

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Firsthand Technology Leaders Fund
Common Stocks
Advanced Materials	$519,200	$—	$—
Communications Equipment	1,466,700	—	—
Computer	2,227,500	—	—
Internet	1,264,350	—	—
Networking	723,200	—	—
Other Electronics	421,200	—	—
Semiconductor Equipment	739,200	—	—
Semiconductors	2,508,600	—	—
Software	2,333,900	—	—
Total Common Stock	12,203,850	—	—
Investment Company	17,651,391	—	—
Total	$29,855,241	$—	$—

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Firsthand Technology Opportunities Fund
Common Stocks
Communications	$3,748,400	$—	$—
Communications Equipment	12,357,000	—	—
Computer	4,050,000	—	—
Internet	19,870,342	—	—
Networking	8,663,774	—	—
Other Electronics	710,400	—	—
Semiconductors	11,059,900	—	—
Software	6,389,700	—	—
Total Common Stock	66,849,516	—	—
Exchanged-Traded Note	4,466,400	—	—
Investment Company	7,216,864
Asset Derivatives**
Equity Contracts	—	1,164,300	—
Total	$78,532,780	$1,164,300	$—

FUND	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Firsthand Technology Opportunities Fund
(Pro Forma)
Common Stocks
Advanced Materials	$519,200	$—	$—
Communications	3,748,400	—	—
Communications Equipment	13,823,700	—	—
Computer	6,277,500	—	—
Internet	21,134,692	—	—
Networking	9,386,974	—	—
Other Electronics	1,131,600	—	—
Semiconductor Equipment	739,200	—	—
Semiconductors	13,568,500	—	—
Software	8,723,600	—	—
Total Common Stock	79,053,366	—	—
Exchanged-Traded Note	4,466,400	—	—
Investment Company	24,868,255
Asset Derivatives**
Equity Contracts	—	1,164,300	—
Total	$108,388,021	$1,164,300	$—

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2011.

There were no Level 3 assets (at the beginning or the ending of the period) for which significant observable inputs were used to determine fair value.

PART C

OTHER INFORMATION

FIRSTHAND FUNDS

FORM N-14

PART C

OTHER INFORMATION

Item 15.	Indemnification.

Under section 3817(a) of the Delaware Statutory Trust Act, a Delaware statutory trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of Firsthand Funds pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2, 1980).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Indemnification provisions exist in the Advisory Agreement, the Administration Agreement and the Distribution Agreement that are substantially identical to those in the Declaration of Trust noted above.

The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Trust, its Trustees and officers, and its Investment Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 16.	Exhibits.

Exhibit Number	Description
(1)(a)
Declaration of Trust – Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on May 11, 1999 (“Post-Effective Amendment No. 7”).

(1)(b)	Amendment to Declaration of Trust as adopted on February 14, 1998 – Incorporated by reference to Post-Effective Amendment No. 7.

(1)(c)
Amendment to Declaration of Trust as adopted on August 11, 2001 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 3, 2001 (“Post-Effective Amendment No. 20”).

(2)(a)
Amended By-Laws as adopted on February 7, 2004 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 29, 2004 (“Post-Effective Amendment No. 27”)

(3)	Not Applicable.
(4)
Agreement and Plan of Reorganization between Firsthand Technology Opportunities Fund and Firsthand Technology Value Fund – Incorporated by reference to Form N-14 as filed with the SEC on January 13, 2012.

(5)	Not Applicable.
(6)
Master Investment Advisory Agreement between Registrant and SiVest Group, Inc., dated November 9, 2009 with respect to Firsthand Technology Value Fund, Firsthand Technology Leaders Fund, Firsthand e-Commerce Fund and Firsthand Alternative Energy Fund –  Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 26, 2010 (“Post-Effective Amendment No. 41”).

(7)(a)
Amended and Restated Distribution Agreement between Registrant and ALPS Distributors, Inc., dated August 11, 2001 – Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 31, 2001 (“Post-Effective Amendment No. 22”).

(7)(b)
Form of Distribution Agreement between Registrant and ALPS Distributors, Inc., dated September 30, 2005 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 7, 2005 (“Post-Effective Amendment No. 29”).

7(c)	Distribution Agreement between Registrant and ALPS Distributors, Inc., dated November 1, 2011- Incorporated by reference to Form N-14 as filed with the SEC on January 13, 2012.
(8)	Not Applicable.
(9)(a)	Custodian Agreement between Registrant and PFPC Trust Company, dated July 8, 2005 – Incorporated by reference to Post-Effective Amendment No. 29.
(10)	Not Applicable.
(11)	Opinion and Consent of Counsel of Paul Hastings LLP – Filed herewith.
(12)
Form of Opinion and Consent of Counsel of Paul, Hastings, LLP as to tax matters and consequences to shareholders – Incorporated by reference to Pre-Effective Amendment No. 1, and final opinion to be filed by post effective amendment.

(13)(a)	Administration Agreement between Registrant and SiVest Group, Inc., dated August 3, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.
(13)(b)
Sub-Administration and Accounting Services Agreement between Registrant, PNC Global Investment Servicing (U.S.) Inc. and SiVest Group, Inc. dated November 21, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.

(13)(c)	Transfer Agency Services Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. dated November 21, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.
(13)(d)	FIN 48 Tax Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. dated November 21, 2009 – Incorporated by reference to Post-Effective Amendment No. 41.

(14)	Consent of Independent Accountants of Tait, Weller & Baker LLP – filed herewith.
(15)	Not Applicable.
(16)	Powers of Attorney – Incorporated by reference to Form N-14 as filed with the SEC on January 13, 2012.
(17)	Form of Proxy Ballot – Incorporated by reference to Pre-Effective Amendment No. 1 to N-14 filed on March 9, 2012.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization promptly after receipt of such opinion or ruling.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of San Jose, in the State of California, on the 23rd day of March, 2012.

FIRSTHAND FUNDS

By:	/s/ Kevin Landis
Kevin Landis, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Signatures	Title	Date

*	Trustee	March 23, 2012
Greg Burglin

*	Trustee	March 23, 2012
Rodney Yee

/s/ Kevin Landis	Chairman of the Board of Trustees	March 23, 2012
Kevin Landis

/s/ Omar Billawala	Treasurer (Principal Financial Officer and Principal Accounting Officer)	March 23, 2012
Omar Billawala

* By:	/s/ Kevin Landis
Kevin Landis, attorney-in-fact pursuant to powers of attorney

INDEX OF EXHIBITS

(11)	Legal Opinion

(14)	Consent of Independent Accountants of Tait, Weller & Baker LLP